UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 19, 2022
SPECTRUM PHARMACEUTICALS INC
(Exact name of registrant as specified in its charter)

Delaware	001-35006	93-0979187
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Pilot House - Lewis Wharf, 2 Atlantic Ave.,	6th Floor,	Boston,	MA	02110
(Address of principal executive offices)				(Zip Code)
Registrant’s telephone number, including area code: (617) 586-3900

Not Applicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SPPI	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 19, 2022, the Board of Directors (the “Board”) of Spectrum Pharmaceuticals, Inc. (the “Company”) approved the Spectrum Pharmaceuticals Inc. 2022 Employment Inducement Incentive Award Plan (the “2022 Inducement Plan”). The terms of the 2022 Inducement Plan are substantially similar to the terms of the Company’s amended and restated 2018 Long-Term Incentive Plan with the exception that incentive stock options may not be issued under the 2022 Inducement Plan and awards under the 2022 Inducement Plan may only be issued to eligible recipients under the applicable Nasdaq Listing Rules. The 2022 Inducement Plan was adopted by the Board without stockholder approval pursuant to Rule 5635(c)(4) of the Nasdaq Listing Rules.

The Board has initially reserved 5,000,000 shares of the Company’s common stock for issuance pursuant to awards granted under the 2022 Inducement Plan. In accordance with Rule 5635(c)(4) of the Nasdaq Listing Rules, awards under the 2022 Inducement Plan may only be made to an employee who is commencing employment with the Company or any of its affiliates or who is being rehired following a bona fide interruption of employment by the Company or any of its affiliates, in any case if he or she is granted such award in connection with his or her commencement of employment with the Company or any of its affiliates and such grant is an inducement material to his or her entering into employment with the Company or any of its affiliates, as applicable.

The foregoing description of the 2022 Inducement Plan is a summary only and does not describe all terms and conditions applicable to the 2022 Inducement Plan. The description is subject to and qualified in its entirety by the terms of the 2022 Inducement Plan and the forms of stock option and restricted stock unit agreements, copies of which will be filed as exhibits to the Company’s Quarterly Report on Form 10-Q to be filed with the Securities and Exchange Commission for the fiscal quarter ending September 30, 2022.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRUM PHARMACEUTICALS, INC.

Date:	October 24, 2022	By:	/s/ Keith M. McGahan
Keith M. McGahan Executive Vice President, Chief Legal Officer and Secretary